Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc.
Sterling Plaza 2, 3rd Floor 3545 Factoria Blvd. SE Bellevue, Washington 98006

CONTACTS:

	Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
	President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
	(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS SECOND QUARTER 2024 EPS OF $1.24

SEATTLE, WASHINGTON - August 6, 2024, Expeditors International of Washington, Inc. (NYSE:EXPD) today announced second quarter 2024 financial results including the following comparisons to the same quarter of 2023:

•
Diluted Net Earnings Attributable to Shareholders per share (EPS1) decreased 5% to $1.24
•
Net Earnings Attributable to Shareholders decreased 11% to $175 million
•
Operating Income decreased 10% to $224 million
•
Revenues increased 9% to $2.4 billion
•
Airfreight tonnage volume increased 15% and ocean container volume decreased 3%

"We continued to adapt well to another erratic quarter for our industry, which has been impacted by the rapid changes and imbalances in buy versus sell rates, particularly on exports out of Asia,” said Jeffrey S. Musser, President and Chief Executive Officer. “Air market capacity has been constrained by e-commerce demand, and ocean routing has been significantly disrupted by geopolitical events in the Red Sea, causing less frequent services due to blank sailings, longer transit times as well as port congestion. We have continued to adjust to the disruptions and uneven demand, keeping costs in check while we work to bring efficiency back in line with historical expectations.

“Air tonnage improved 15% year-over-year and 10% sequentially against Q1 2024, but buy rates outpaced increased sell rates, as international direct e-commerce demand from North Asia outweighed increased carrier capacity to accommodate this growth in demand. The air markets have further been impacted by manufacturing relocations. With respect to the ocean market, longer sailings due to insecurity on the Red Sea have largely lessened the benefits of any increased ocean capacity brought on this quarter. Even though ocean volumes increased for a second sequential quarter, buy rate increases outpaced higher sell rates.

“As we noted in the first quarter, our ability to see much beyond our day-to-day levels of activity remains challenging. While there are some signs of improving market conditions, there is much uncertainty with regard to demand, capacity, and pricing, not to mention unpredictable events with the potential to impact global shipping for days, weeks, or even longer. I am grateful for the customer-focused dedication of our workforce, particularly during these unpredictable times. We remain focused on keeping costs in check and are ready to pivot for whatever new challenges arise.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “Expenses are still high compared to our 30% efficiency target (operating income as a percentage of revenue less directly related cost of transportation and other expenses), with compensation being our largest and most variable operating expense. We continue to focus on alignment of shipment activity with headcount. Once again, our primary area of increased headcount during the quarter compared to the same quarter last year was in information systems, as we add critical enhancements to further bolster our technology solutions, network and security. As we drive to achieve our efficiency target, we will

_______________________

1Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements in this release.

continue to make important investments in people, processes and technology, as well as to invest in our strategic efforts to explore new areas for profitable growth.”

Mr. Powell also noted that the Company returned $205 million to shareholders in common stock repurchases and dividends during the second quarter of 2024.

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 176 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing and distribution and customized logistics solutions.

Disclaimer on Forward-Looking Statements:

Certain statements contained in this news release are “forward-looking statements,” based on management’s views with respect to future events and underlying assumptions that involve risks and uncertainties. These forward-looking statements include statements regarding inflation; fragile economies; continued growth in air and ocean carrier capacity and the impact on rates; unpredictability in the ocean and air markets, including uncertainty due to conflicts in the Middle East and Red Sea; new capacity in the marketplace; longer ocean transit times; strong e-commerce demand in the air market; and cautious shipper demand and variable rate stability. Future financial performance could differ materially because of factors such as: our ability to keep headcount and other costs in check while continuing to drive efficiency back towards our historical expectations; the alignment of our variable compensation structure with performance; our ability to enhance and bolster our network security; that management is able to grow the business and explore new areas for profitable growth; our ability to leverage the strength of our carrier relationships; the strength of our non-asset-based operating model; and our ability to remain a strong, healthy, unified and resilient organization. The normalizing of the supply chain at the end of the pandemic, along with geo-political risks and the current uncertainty in the global economy, could have the effect of heightening many of the other risks described in Item 1A of our Annual Report on Form 10-K, including, without limitation, those related to the success of our strategy and desire to maintain historical unitary profitability, our ability to attract and retain customers, our ability to manage costs, interruptions to our information technology systems, the ability of third-party providers to perform and potential litigation and contingencies, including risks associated with tax audits, as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission. These and other factors are discussed in the Company’s regulatory filings with the Securities and Exchange Commission, including those in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s most recent Form 10-Q. The forward-looking statements contained in this news release speak only as of this date and the Company does not assume any obligation to update them except as required by law.

_______________________

1Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements in this release.

Expeditors International of Washington, Inc.

Second Quarter 2024 Earnings Release, August 6, 2024

Financial Summary for the three months ended June 30, 2024 and 2023 (Unaudited)

(in 000's of US dollars except share data)

	Three months ended June 30,			Six months ended June 30,
	2024	2023	% Change	2024	2023	% Change
Revenues	$2,439,001	$2,239,752	9%	$4,645,679	$4,832,341	(4)%
Directly related cost of transportation and other expenses [1]	$1,639,408	$1,419,183	16%	$3,072,688	$3,138,285	(2)%
Salaries and other operating expenses [2]	$575,674	$572,072	1%	$1,134,296	$1,169,590	(3)%
Operating income	$223,919	$248,497	(10)%	$438,695	$524,466	(16)%
Net earnings attributable to shareholders	$175,469	$196,800	(11)%	$344,621	$422,811	(18)%
Diluted earnings attributable to shareholders per share	$1.24	$1.30	(5)%	$2.41	$2.75	(12)%
Basic earnings attributable to shareholders per share	$1.24	$1.31	(5)%	$2.43	$2.78	(13)%
Diluted weighted average shares outstanding	141,716	151,563		142,928	153,516
Basic weighted average shares outstanding	141,013	150,435		142,104	152,291

1Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

During the three and six months ended June 30, 2024, we repurchased 0.9 million and 3.9 million shares of common stock at an average price of $116.88 and $119.43 per share. During the three and six months ended June 30, 2023 we repurchased 6.0 million and 8.0 million shares of common stock at an average price of $114.61 and $113.23 per share.

	Employee Full-time Equivalents as of
	June 30, 2024	June 30, 2023
North America	6,847	7,154
Europe	3,812	3,946
North Asia	2,238	2,340
South Asia	1,717	1,731
Middle East, Africa and India	1,391	1,459
Latin America	754	765
Information Systems	1,291	1,247
Corporate	413	411
Total	18,463	19,053

	Second quarter year-over-year percentage increase (decrease) in:
2024	Airfreight kilos	Ocean freight FEU
April	13%	(3)%
May	15%	(3)%
June	19%	(2)%
Quarter	15%	(3)%

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on August 9, 2024 will be considered in management's 8-K “Responses to Selected Questions.”

___________________________________

NOTE: See Disclaimer on Forward-Looking Statements in this release.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	June 30, 2024	December 31, 2023
Assets:
Current Assets:
Cash and cash equivalents	$1,271,853	$1,512,883
Accounts receivable, less allowance for credit loss of $6,966 at June 30, 2024 and $6,550 at December 31, 2023	1,843,894	1,532,599
Deferred contract costs	395,241	218,807
Other	185,766	170,907
Total current assets	3,696,754	3,435,196
Property and equipment, less accumulated depreciation and amortization $608,860 at June 30, 2024 and $597,473 at December 31, 2023	461,494	479,225
Operating lease right-of-use assets	537,114	516,280
Goodwill	7,927	7,927
Deferred federal and state income taxes, net	69,646	63,690
Other assets, net	15,406	21,491
Total assets	$4,788,341	$4,523,809
Liabilities:
Current Liabilities:
Accounts payable	$1,073,476	$860,856
Accrued liabilities, primarily salaries and related costs	486,989	447,336
Contract liabilities	474,507	280,909
Current portion of operating lease liabilities	104,042	99,749
Federal, state and foreign income taxes	21,904	15,562
Total current liabilities	2,160,918	1,704,412
Noncurrent portion of operating lease liabilities	448,996	427,984
Shareholders’ Equity:
Preferred stock, none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding: 140,633 shares at June 30, 2024 and 143,866 shares at December 31, 2023	1,406	1,439
Additional paid-in capital	7,732	—
Retained earnings	2,385,740	2,580,968
Accumulated other comprehensive loss	(218,457)	(192,057)
Total shareholders’ equity	2,176,421	2,390,350
Noncontrolling interest	2,006	1,063
Total equity	2,178,427	2,391,413
Total liabilities and equity	$4,788,341	$4,523,809

6-August-2024	Expeditors International of Washington, Inc.	Page 4 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except per share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenues:
Airfreight services	$860,323	$751,171	$1,619,697	$1,656,074
Ocean freight and ocean services	651,675	593,801	1,222,461	1,291,108
Customs brokerage and other services	927,003	894,780	1,803,521	1,885,159
Total revenues	2,439,001	2,239,752	4,645,679	4,832,341
Operating Expenses:
Airfreight services	645,168	525,027	1,182,759	1,191,049
Ocean freight and ocean services	478,121	405,807	892,104	889,489
Customs brokerage and other services	516,119	488,349	997,825	1,057,747
Salaries and related	426,431	428,558	839,593	878,406
Rent and occupancy	59,597	58,205	120,849	115,837
Depreciation and amortization	14,979	15,506	30,140	30,767
Selling and promotion	7,998	6,314	14,777	12,698
Other	66,669	63,489	128,937	131,882
Total operating expenses	2,215,082	1,991,255	4,206,984	4,307,875
Operating income	223,919	248,497	438,695	524,466
Other Income (Expense):
Interest income	11,904	17,792	26,782	36,567
Other, net	98	(106)	3,626	5,728
Other income, net	12,002	17,686	30,408	42,295
Earnings before income taxes	235,921	266,183	469,103	566,761
Income tax expense	60,770	70,390	123,552	144,970
Net earnings	175,151	195,793	345,551	421,791
Less net earnings (losses) attributable to the noncontrolling interest	(318)	(1,007)	930	(1,020)
Net earnings attributable to shareholders	$175,469	$196,800	$344,621	$422,811
Diluted earnings attributable to shareholders per share	$1.24	$1.30	$2.41	$2.75
Basic earnings attributable to shareholders per share	$1.24	$1.31	$2.43	$2.78
Weighted average diluted shares outstanding	141,716	151,563	142,928	153,516
Weighted average basic shares outstanding	141,013	150,435	142,104	152,291

6-August-2024	Expeditors International of Washington, Inc.	Page 5 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Operating Activities:
Net earnings	$175,151	$195,793	$345,551	$421,791
Adjustments to reconcile net earnings to net cash from operating activities:
Provisions for losses (recoveries) on accounts receivable	1,644	(167)	2,038	905
Deferred income tax benefit	(6,917)	(3,560)	(4,623)	(1,524)
Stock compensation expense	25,704	18,595	38,076	31,083
Depreciation and amortization	14,979	15,506	30,140	30,767
Other, net	1,885	2,564	3,870	3,723
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(286,085)	174,321	(346,627)	682,927
Increase (decrease) in accounts payable and accrued liabilities	211,692	(149,986)	295,283	(352,909)
(Decrease) increase in deferred contract costs	(122,258)	18,166	(186,320)	85,787
Increase (decrease) in contract liabilities	135,067	(23,803)	204,375	(108,250)
Decrease in income taxes payable, net	(29,854)	(93,817)	(7,168)	(93,726)
Increase in other, net	5,761	4,834	9,078	4,284
Net cash from operating activities	126,769	158,446	383,673	704,858
Investing Activities:
Purchase of property and equipment	(7,943)	(10,481)	(18,124)	(20,607)
Other, net	66	(794)	163	(219)
Net cash from investing activities	(7,877)	(11,275)	(17,961)	(20,826)
Financing Activities:
Proceeds (payments) on borrowings on lines of credit, net	1,259	1,311	(15,983)	(13,596)
Proceeds from issuance of common stock	6,449	9,176	14,478	18,464
Repurchases of common stock	(102,300)	(687,689)	(462,824)	(901,191)
Dividends paid	(102,638)	(102,263)	(102,638)	(102,263)
Payments for taxes related to net share settlement of equity awards	(10,163)	(12,056)	(15,348)	(19,501)
Net cash from financing activities	(207,393)	(791,521)	(582,315)	(1,018,087)
Effect of exchange rate changes on cash and cash equivalents	(10,102)	(7,857)	(24,427)	(1,489)
Change in cash and cash equivalents	(98,603)	(652,207)	(241,030)	(335,544)
Cash and cash equivalents at beginning of period	1,370,456	2,350,794	1,512,883	2,034,131
Cash and cash equivalents at end of period	$1,271,853	$1,698,587	$1,271,853	$1,698,587
Taxes Paid:
Income taxes	$96,739	$173,670	$133,603	$244,456

6-August-2024	Expeditors International of Washington, Inc.	Page 6 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the three months ended June 30, 2024:
Revenues	$779,170	110,723	45,314	637,351	287,943	409,455	170,349	(1,304)	2,439,001
Directly related cost of transportation and other expenses[1]	$423,102	65,374	24,640	512,146	223,238	262,451	128,949	(492)	1,639,408
Salaries and other operating expenses[2]	$263,675	34,339	14,551	70,762	43,084	119,713	30,352	(802)	575,674
Operating income	$92,393	11,010	6,123	54,443	21,621	27,291	11,048	(10)	223,919
Identifiable assets at period end	$2,566,053	173,764	93,967	626,892	336,598	738,068	284,672	(31,673)	4,788,341
Capital expenditures	$2,948	575	129	355	1,955	1,094	887	—	7,943
Equity	$1,546,936	32,700	41,135	163,913	129,886	151,165	153,155	(40,463)	2,178,427
For the three months ended June 30, 2023:
Revenues	$805,948	110,255	49,972	510,027	199,868	440,916	123,972	(1,206)	2,239,752
Directly related cost of transportation and other expenses[1]	$426,121	69,108	29,428	387,973	134,477	288,808	83,890	(623)	1,419,182
Salaries and other operating expenses[2]	$256,277	34,793	16,265	68,290	44,048	125,196	27,820	(616)	572,073
Operating income	$123,550	6,354	4,279	53,764	21,343	26,912	12,262	33	248,497
Identifiable assets at period end	$2,553,553	192,362	115,458	495,229	213,026	748,449	258,849	(12,886)	4,564,040
Capital expenditures	$6,623	161	46	352	168	2,336	795	—	10,481
Equity	$1,873,220	45,252	59,289	220,638	93,476	146,174	158,133	(38,078)	2,558,104

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the six months ended June 30, 2024:
Revenues	$1,530,713	217,573	89,806	1,182,292	515,662	807,772	304,455	(2,594)	4,645,679
Directly related cost of transportation and other expenses[1]	$827,051	132,084	49,104	938,620	387,262	516,970	222,741	(1,144)	3,072,688
Salaries and other operating expenses[2]	$519,383	67,423	31,315	138,022	83,996	236,801	58,816	(1,460)	1,134,296
Operating income	$184,279	18,066	9,387	105,650	44,404	54,001	22,898	10	438,695
Identifiable assets at period end	$2,566,053	173,764	93,967	626,892	336,598	738,068	284,672	(31,673)	4,788,341
Capital expenditures	$8,476	1,974	282	637	2,099	3,312	1,344	—	18,124
Equity	$1,546,936	32,700	41,135	163,913	129,886	151,165	153,155	(40,463)	2,178,427
For the six months ended June 30, 2023:
Revenues	$1,751,442	220,105	104,667	1,092,448	423,995	975,380	266,675	(2,371)	4,832,341
Directly related cost of transportation and other expenses[1]	$966,078	138,313	61,730	840,315	292,100	661,068	179,839	(1,159)	3,138,284
Salaries and other operating expenses[2]	$523,960	70,617	35,767	139,430	90,846	252,568	57,652	(1,249)	1,169,591
Operating income	$261,404	11,175	7,170	112,703	41,049	61,744	29,184	37	524,466
Identifiable assets at period end	$2,553,553	192,362	115,458	495,229	213,026	748,449	258,849	(12,886)	4,564,040
Capital expenditures	$12,067	630	276	942	335	5,319	1,038	—	20,607
Equity	$1,873,220	45,252	59,289	220,638	93,476	146,174	158,133	(38,078)	2,558,104

1 Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2 Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

6-August-2024	Expeditors International of Washington, Inc.	Page 7 of 7